                                  POWER OF ATTORNEY

    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RENE L. LATIOLAIS, RICHARD C. ADKERSON and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ James R. Moffett
                             ------------------------------
                             James R. Moffett

                                  POWER OF ATTORNEY


    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ J. Terrell Brown
                             -------------------------
                             J. Terrell Brown

                                  POWER OF ATTORNEY


    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ B. M. Rankin, Jr.
                             ---------------------------
                             B. M. Rankin, Jr.

                                  POWER OF ATTORNEY


    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ Thomas D. Clark, Jr.
                             ---------------------------
                             Thomas D. Clark, Jr.

                                  POWER OF ATTORNEY


    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ Richard C. Adkerson
                             -----------------------------
                             Richard C. Adkerson

                                  POWER OF ATTORNEY


         BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and ROBERT M. WOHLEBER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.




                             /s/ Rene L. Latiolais
                             ----------------------------
                             Rene L. Latiolais

                                  POWER OF ATTORNEY


    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Sulphur Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-1 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock and of other securities, if any, into which such common stock may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

         EXECUTED this 3rd day of November, 1997.



                             /s/ Robert M. Wohleber
                             ---------------------------
                             Robert M. Wohleber